DUE TO RELATED PARTY	12 Months Ended
Dec. 31, 2020
DUE TO RELATED PARTY.
DUE TO RELATED PARTY

NOTE 9 — DUE TO RELATED PARTY

In conjunction with the Operating Agreement prescribed in Note 6, the Company was required to reimburse GM for expenditures related to general plant maintenance and compliance associated with the Lordstown facility. The Company recorded expenses of $2.6 million during the period from April 30, 2019 to December 31, 2019, which is reflected in the balance sheet as of December 31, 2019 in Due to related party. We recorded expenses of $3.3 million during the year ended December 31, 2020. These amounts which totaled $5.9 million were converted to equity as part of the business combination. All expenses were recorded to the Selling and administrative expenses line item on the consolidated statements of operations. As of December 31, 2020, GM was no longer determined to be a related party.